SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)             November 13, 2001

Credit Suisse First Boston (USA), Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

1-6862	13-1898818
(Commission File Number)	(I.R.S. Employer
(Identification No.)

Eleven Madison Avenue, New York, New York	10010
(Address of principal executive office)	(Zip Code)

(212) 325-2000
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Item 5. Other Events

 On November 13, 2001, Credit Suisse First Boston, the business unit that we are a part of, issued a press release regarding progress on efforts to promote a more unified culture throughout CSFB. The press release is filed herewith as an exhibit and hereby incorporated in its entirety by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

                (c)   Exhibit

Exhibit 99.1            Press release dated November 13, 2001 for Credit Suisse First Boston

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Credit Suisse First Boston (USA), Inc.

/s/ David C. Fisher
David C. Fisher
Chief Accounting Officer

November 14, 2001